                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   -----------------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)                  09/15/98

         The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.


                              The Money Store, Inc.
 ===============================================================================
             (Exact name of registrant as specified in its charter)



         New Jersey                                         Applied For
         ----------                                         -----------

         State or other             (Commission             (IRS Employer
         jurisdiction of            File Number)            ID Number)
         incorporation)


         2840 Morris Avenue, Union, New Jersey                             07083
         -----------------------------------------------------------------------
         (Address of principal executive officer)


         Registrant's Telephone Number,
         including area code:                                  908-686-2000
                                                               -----------------


                                       n/a
         -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

         Item 5             Other Events
                            ----------------------------------------------------


         Attached herein as Annex A is a copy of the Monthly Statement sent to
Class A Certificate holders with respect to Remittance Date of:      09/15/98

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.


                                        By: /s/ Harry Puglisi
                                        ---------------------------------------
                                          Name:  Harry Puglisi
                                          Title:  Treasurer



Dated:      09/30/98

                                  SERVICER'S  CERTIFICATE


    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE September 10, 1998 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                               $4,785,455.33


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                         82,246,002.88

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                          6,190,559.34

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                           88,436,562.22

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                                   2

    (B)  DOLLARS                                                                     906,913.02


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                       664.87


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                                         174,890.68


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                                    789,988.53


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                         0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                               2,561.63


8.  DELINQUENCY AND FORECLOSURE INFORMATION
                (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED  LOAN                                                           0.00


10. (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
         (i)  ACCRUED INTEREST                                            423,567.00
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE  DATE  PLUS  INTEREST                                  0.00
       (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
              ADJUSTMENT                                                    1,725.86
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                             425,292.86
                                                                                              5.08115723
    (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
         (i)  ACCRUED INTEREST                                             34,048.20
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE  DATE  PLUS  INTEREST                                  0.00
       (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
              ADJUSTMENT                                                      138.61
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                              34,186.81
                                                                                              5.42647778
    (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
         (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                         1,006,695.77
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
       (iii)  SUBSTITUTION  ADJUSTMENTS                                         0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                                       0.00
         (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR
              UNCOLLECTIBLE                                                     0.00
        (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                          0.00
       (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                             1,006,695.77
                                                                                             12.02742855
    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)  UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                            75,772.80
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
       (iii)  SUBSTITUTION  ADJUSTMENTS                                         0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                                       0.00
         (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR
              UNCOLLECTIBLE                                                     0.00
        (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                          0.00
       (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                               75,772.80
                                                                                             12.02742857

11. (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
         IN CASH AND FROM LIQUIDATION OF
         PERMITTED  INSTRUMENTS                                                             3,095,279.68

    (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                     0.00

12. (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                                       81,239,307.11
                                                                                       970.60104074
    (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                                        6,114,786.54
                                                                                       970.60103810
    (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
         TO BE MADE ON THE REMITTANCE DATE                                            87,354,093.65
                                                                                       970.60104056

13. (A)  EXCESS SPREAD                                                                   159,551.42

    (B)  EXTRA INTEREST                                                                  285,303.60

    (C)  SPREAD ACCOUNT BALANCE                                                        3,095,279.68

    (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                          3,407,371.98


14. (A)  WEIGHTED AVERAGE MATURITY                                                          219.879

    (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                            10.564%


15. (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                         76,392.49

    (B)  PREMIUM PROTECTION FEE FOR THE RELATED
         DUE PERIOD                                                                      105,889.25

    (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
         ACCOUNT                                                                           4,421.83


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A)  SECTION  5.04 (b)                                                                     0.00

    (B)  SECTION  5.04 (c)                                                                     0.00

    (C)  SECTION  5.04 (d)(ii)                                                             9,158.12

    (D)  SECTION  5.04 (e)                                                                     0.00

    (E)  SECTION  5.04 (f)                                                               134,094.22

17. (A)  CLASS A REMITTANCE RATE                                                             6.180%

    (B)  CLASS B REMITTANCE RATE                                                             6.600%

18.  (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
         LOANS PURCHASED DURING THE PRIOR DUE PERIOD                       0.00

     (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
         SUCH DUE PERIOD                                                   0.00



19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998-1 in preparing the accompanying Servicer's Certificate.




THE MONEY STORE INVESTMENT CORPORATION




BY:
      ---------------------------------

        HARRY PUGLISI
          TREASURER